SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               SEPTEMBER 30, 1997
                -----------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                            PRECISION SYSTEMS, INC.
                ------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



               DELAWARE              0-20068                41-1425909
      ---------------------   ---------------------   ---------------------
     (STATE OR OTHER JURIS.        (COMMISSION            (IRS EMPLOYER
       OF INCORPORATION)           FILE NUMBER)         IDENTIFICATION NO.)




     11800 30TH COURT NORTH
     ST. PETERSBURG, FLORIDA                                  33716
     -----------------------                                --------
     (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
       EXECUTIVE OFFICES


                                 (813) 572-9300
                         ------------------------------
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS.


      On September 30, 1997, Precision Systems, Inc. (the "Company") issued promissory notes ("Notes") and warrants to purchase an aggregate of 825,000 shares of common stock ("Warrants") to RMS Limited Partnership, a Nevada limited partnership ("RMS"), Vulcan Ventures Incorporated, a Washington corporation ("Vulcan") and Mr. Didier Primat ("Primat") for an aggregate purchase price of $6,000,000.

      The Notes will mature on January 1, 1999 and will bear interest from the issuance date on the unpaid principal amount until such amount is paid at a rate per annum equal to 8%. Interest will be paid on September 30, 1998 and on the maturity date.

      The foregoing is a description of certain of the features of the Notes which description is qualified in its entirety by reference to the Loan
Agreement and Promissory Note attached hereto as Exhibit 4.1 and 4.2, respectively.

      Each warrant will have an exercise price equal to $4 per share which represents: (i) the average of the last reported sales price of the Company's Common Stock on the Nasdaq Stock Market for the ten trading days prior to the date of closing plus (ii) a 25% premium. Each Warrant will be exercisable at any time during the five-year period commencing twelve (12) months after the date of issuance. The exercise price and number of shares issuable upon exercise of Warrants will be subject to adjustment in certain circumstances. The Company has granted RMS, Vulcan and Primat with certain registration rights with respect to the shares of common stock underlying the Warrants.

      The foregoing is a description of certain of the features of the Warrants which description is qualified in its entirety by reference to the Warrant Certificate attached hereto as Exhibit 4.3.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial statements of businesses acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            NUMBER      DESCRIPTION
            ------      -----------
            4.1         Form of Loan Agreement

            4.2         Form of Promissory Note

            4.3         Form of Warrant Certificate

            4.4         Form of Subscription Agreement

            20.1        Press Release of Precision Systems, Inc. dated
                        October 1, 1997









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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRECISION SYSTEMS, INC.


Date:  October 31, 1997                    By: /s/ Kenneth M. Clinebell
                                           -------------------------
                                            By:   Kenneth M. Clinebell
                                            Its:  Chief Financial Officer


















































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


                                 EXHIBIT INDEX


     NUMBER      DESCRIPTION
     ------      -----------
     4.1         Form of Loan Agreement

     4.2         Form of Promissory Note

     4.3         Form of Warrant Certificate

     4.4         Form of Subscription Agreement

     20.1        Press Release of Precision Systems, Inc. dated  October 1, 1997


















































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